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                                                                    EXHIBIT 32.2

                             APPLIED MATERIALS, INC.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this annual report on Form 10-K of Applied Materials, Inc. for the fiscal year ended October 31, 2004, I, Nancy H. Handel, Group Vice President and Chief Financial Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. this Form 10-K for the fiscal year ended October 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. the information contained in this Form 10-K for the fiscal year ended October 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.

Date: December 15, 2004

                                       /s/ Nancy H. Handel
                                       -----------------------------------
                                       Nancy H. Handel
                                       Group Vice President and
                                       Chief Financial Officer